SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 02, 2010

SILVER FALCON MINING, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53765	26-1266967
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

7322 Manatee Avenue West, #299

Bradenton, Florida 34209

 (Address of principal executive offices) (Zip Code)

(941) 761-7819

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Silver Falcon Mining, Inc. announces the appointment of Mr. Thomas Ridenour as its new Chief Financial Officer effective as of June 1, 2010.

Mr. Ridenour was principal of Ridenour and Associates, LLC, an accounting consulting firm providing CFO services to small public and private companies, since 2002. From 2000 to 2002, Mr. Ridenour served as Senior Vice President and Chief Financial Officer of HealthWatch, Inc., a software technology company. Prior to joining HealthWatch, Mr. Ridenour served as Senior Vice President and Chief Financial Officer of Nationwide Credit, Inc., a receivables management company, from 1998 to 2000. From 1983 to 1998, Mr. Ridenour served in various financial management roles at American Security Group, a financial services company, Primerica Financial Services, Inc., a financial services company, and Southmark Corporation, a real estate service and development company. Mr. Ridenour is a CPA and holds a B.S. Accounting degree from the University of South Carolina.

Section 8 - Other Events

Item 8.01 - Other Events

Silver Falcon Mining, Inc. (the "Company") issued a press release, dated June 02, 2010 entitled-"Silver Falcon Mining, Inc. (SFMI) Appoints CFO."

The press release is in its entirety below:

Silver Falcon Mining, Inc. (SFMI) Appoints CFO

BRADENTON, FL--(June 2, 2010) - Silver Falcon Mining, Inc. (OTCBB: SFMI) announces the appointment of Mr. Thomas Ridenour as its new Chief Financial Officer effective as of June 1, 2010.

Mr. Ridenour was principal of Ridenour and Associates, LLC, an accounting consulting firm providing CFO services to small public and private companies, since 2002. From 2000 to 2002, Mr. Ridenour served as Senior Vice President and Chief Financial Officer of HealthWatch, Inc., a software technology company. Prior to joining HealthWatch, Mr. Ridenour served as Senior Vice President and Chief Financial Officer of Nationwide Credit, Inc., a receivables management company, from 1998 to 2000. From 1983 to 1998, Mr. Ridenour served in various financial management roles at American Security Group, a financial services company, Primerica Financial Services, Inc., a financial services company, and Southmark Corporation, a real estate service and development company. Mr. Ridenour is a CPA and holds a B.S. Accounting degree from the University of South Carolina.

"We are pleased to have Mr. Ridenour joining our senior management team. He joins SFMI at an exciting time as we are making important moves in our mining and milling operations. We believe his experience with public companies will aid SFMI as it moves forward with its aggressive growth policy," states Mr. Pierre Quilliam, CEO.

Mr. Ridenour, CPA, helped navigate SFMI's accounting complexities that were required during the Company's process and successful completion of its 1934 Securities Exchange Act registration.

"I am very pleased to begin working with SFMI as part of the executive team. The coming months will be very exciting as the Company continues to move forward with its milling operations and mining plans," stated Mr. Thomas Ridenour, Chief Financial Officer, Silver Falcon Mining, Inc.

Further Information: contact Rich Kaiser, Investor Relations, 800-631-8127 or, http://www.silverfalconmining.com/.

SFMI cautions that the statements made in this press release constitute forward-looking statements, and makes no guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SILVER FALCON MINING, INC.
Date: June 3, 2010	/s/ Pierre Quilliam
By: Pierre Quilliam, Chief Executive Officer

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